SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1933

November 4, 2003

Date of Report (date of earliest event reported)

Occam Networks, Inc.

(Exact name of Registrant as specified in its charter)

Delaware		77-0442752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

77 Robin Hill Road

Santa Barbara, California 93117

(Address of principal executive offices)

(805) 692-2900

(Registrant’s telephone number, including area code)

ITEM 5.	Other Events and Regulation FD Disclosure

On November 4, 2003, Occam Networks, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.	Exhibits.

(c) Exhibits.

The following exhibit is furnished herewith:

99.1 Press Release, dated November 4, 2003, of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2003

OCCAM NETWORKS, INC.

By:	/s/ Howard Bailey
Howard Bailey Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title

99.1	Press Release, dated November 4, 2003, of the Registrant.